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                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT



                  This Amended and Restated Employment Agreement ("Agreement") effective as of July 1, 1996 (the "Effective Date"), by and between PVC CONTAINER CORPORATION ("Employer"), a corporation organized under the laws of Delaware and having its principal place of business at 401 Industrial Way West, Eatontown, New Jersey 07724 and Phillip L. Friedman of 12 Laird Road, Middletown, New Jersey 07748 ("Employee").


                              W I T N E S S E T H:


                  WHEREAS, pursuant to the terms of an employment agreement dated July 1, 1982 as amended between Employer and Employee, Employee has been and is presently employed by the Employer as its President and Chief Executive Officer;

                  The parties thereto have agreed that Employer and Employee shall enter into this Amended and Restated Employment Agreement upon the terms and conditions set forth herein; and which on the Effective Date will replace and supersede the employment agreement as amended dated July 1, 1982.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged, it is agreed by and between the parties as follows:

                  1.       DEFINITIONS

                  For purposes of this Agreement, unless the context requires otherwise, the following words and phrases shall have the meanings indicated below:

                  "Cause" shall mean: (1) a felony conviction of the Employee (or a plea of no lo contendere in lieu thereof); (2) the breach by the Employee of any material provision of this Agreement, which breach, if curable, is not remedied within thirty (30) days after the Employee's receipt of written notice thereof; (3) an act of gross misconduct in connection with the Employee's duties hereunder resulting in material prejudice to the Employer; or (4) habitual or material neglect of the Employee's duties to the Employer (as determined in good faith by the Board of Directors, continuing after prior written notice to the Employee).

                  "Good Reason" shall mean (i) the material failure of the Employer to comply with the provisions of this Agreement which failure shall not cease promptly and in no event
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more than ten (10) days after the Employer's receipt of written notice from the
Employee objecting to such conduct; (ii) any purported termination by the Employer of the Employee's employment other than as expressly permitted in this Agreement; or (iii) the assignment to Employee of duties and responsibilities inconsistent with those duties and responsibilities customarily assigned to individuals holding the position of President and Chief Executive Officer of a company of comparable size or the substantial reduction by Employer of Employee's duties and responsibilities, all as determined by Employee.


                  2.       REPRESENTATIONS AND WARRANTIES

                           Employee represents and warrants that he is not
subject to any restrictive covenants or other agreements or legal restrictions in favor of any person which would in any way preclude, inhibit, impair or limit his employment by the Employer or the performance of his duties, as contemplated herein.


                  3.       EMPLOYMENT

                           The Employer hereby employs Employee and Employee
accepts such employment as President and Chief Executive of the Employer. As its President and Chief Executive Officer, Employee shall render such services to the Employer as are customarily rendered by the President and Chief Executive of comparable companies and as required by the articles and by-laws of the Employer. Employee accepts such employment and, consistent with fiduciary standards which exist between an employer and an employee shall perform and discharge the duties that may be assigned to him from time to time by the Employer in an efficient, trustworthy and businesslike manner. It is specifically agreed that nothing in this Agreement shall prohibit Employee from
(i) serving on corporate, civic or charitable boards or committees; (ii) engaging directly or indirectly, in activities with other public or private companies or ventures; or (iii) making investments in any capacity whatsoever, provided only that such activities or any of them do not significantly impair Employee's performance of his duties for the Employer.


                  4.       PLACE OF EMPLOYMENT

                           During the Term, the Employee shall render services
where and as reasonably required by the Employer. In conformance with the foregoing and not in limitation thereof, Employee agrees to take such trips as shall be consistent with or reasonably necessary in connection with his duties. Employer will maintain an office within thirty (30) miles of the Employee's residence and shall furnish the Employee both at the Employer's principal office and at such other location with an office and secretarial help and such other assistance, facilities and services consistent with Employee's position and necessary for the adequate performance of his duties.

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                  5.       TERM

                           Subject to the provisions of Section 10 hereof, the
term of this Agreement shall be deemed to commence on July 1, 1996 and shall expire on June 30, 1999 (the "Initial Term"). If this Agreement is not renewed or extended at the end of the Initial Term and each Term thereafter as hereinafter defined for an additional period of two (2) years on substantially the same or better terms than set forth herein for any reason whatsoever except for Cause by the Employer, the Employer shall pay the Employee as severance the compensation described in Paragraph 10(a) of this Agreement. The Initial Term of this Agreement together with all renewals and extensions thereof are collectively referred to herein as the "Term."


                  6.       COMPENSATION

                           (a) As compensation for all services rendered and to
be rendered by Employee hereunder and the fulfillment by Employee of all of his obligations herein, the Employer shall pay Employee a base salary the sum of One Hundred and Sixty Five Thousand ($165,000) Dollars per annum payable in regular installments consistent with the general policy of the Employer or in such other regular installments as may be mutually agreed to by the Employee and the Employer.

                           (b) The Base Salary for the twelve (12) month period
commencing July 1, 1997 and each successive twelve (12) month period of the Term shall be reviewed and increased to the extent and in accordance with the recommendation of the Compensation Committee of the Employer, if any, or of the Board of Directors of the Employer.

                           (c) In addition to the Base Salary payable under
subparagraph (a) hereof, the Employer will pay during the Term of this Agreement to the Employee a sum equal to four (4%) percent of the annual net income of the Employer, before the payment of all Federal and State income taxes and incentives paid to all employees of the Employer , as finally determined by the regularly employed independent certified public accountants of the Employer whose final determination shall be binding upon the Employer and the Employee. Such additional compensation may be paid in regular quarterly installments during the term of this Agreement based upon the net income before taxes as set forth in the quarterly reports on Form 10-Q filed by the Employer with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 subject, however, to adjustment based upon such final determination by the regularly employed independent certified public accountants of the Employer in the annual report on Form 10-K filed with the Commission. If the Employer shall not file such reports on Form 10-Q, such quarterly installments shall be based on the unaudited quarterly financial statements of the Employer prepared in conformity with generally accepted accounting principles on a consistent basis. There is no maximum amount of Base Salary and additional compensation payable to the Employee pursuant to this Section 6.

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                           (d) Employee will participate in any Profit Sharing
Savings Plan, Deferred Compensation Plan, Incentive Stock Option Plan and Employee Stock Ownership Plan of the Employer as applicable to executive employees of the Employer.

                           (e) The Employer shall deduct from the compensation
described above, any Federal, state or city withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Employer pursuant to any Federal, state or city laws, rules or regulations.

                           (f) Any compensation otherwise payable to the
Employee pursuant to this Section in respect of any period during which the Employee is disabled, as contemplated in Section 10, shall be reduced by any amounts payable to the Employee for loss of earnings or the like under any insurance plan or policy the premiums for which are paid for in their entirety by the Employer.


                  7.       BUSINESS EXPENSES

                           (a) The Employer shall pay, on behalf of Employee,
all dues to professional societies and other organizations as are customarily joined by individuals holding the position of President and Chief Executive Officer of businesses similar to the Employer and provide the Employee with a new luxury automobile every five years. The Employer will require and shall reimburse the Employee for his out of pocket cost of one complete physical examination per fiscal year of the Term.

                           (b) The Employer agrees that the Employee is
authorized to incur reasonable expenses in the performance of his duties hereunder and agrees that all reasonable expenses incurred by Employee in the discharge and fulfillment of his duties for the Employer, as set forth in
Section 3, will be promptly reimbursed or paid by the Employer upon written substantiation signed by Employee, itemizing said expenses and containing all applicable vouchers. Employee shall be entitled to receive prompt reimbursement for all reasonable travel and entertainment expenses and the costs of attending conferences and seminars, so long as such expenses relate to Employee's ability to serve the best interests of the Employer. In addition, within 30 days of the rendition of the applicable invoices, Employer shall reimburse Employee annually for the reasonable costs incurred by Employee in tax planning and tax return preparation.


                  8.       BENEFITS AND INSURANCE

                           (a) The Employer agrees that, during the Term, the
Employee shall be insured at the Employer's expense under all insurance policies including any key man insurance policies on the lives of executives of the Employer and shall receive all benefits under all pension and welfare benefit plans (including, without limitation group life, medical,

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major medical and disability insurance) that the Employer may maintain and keep in force during the Term of the Agreement for the benefit of the Employer's employees, subject to the terms, provisions and conditions of such pension and welfare benefit plans or insurance and the agreements with underwriters relating to same. In addition, Employer will provide medical and major medical insurance for Employee, his spouse and children of the Employee under the age of 21 years during the Term and for the remainder of their respective lives, notwithstanding the termination of Employee's employment hereunder, whether voluntary or involuntary, or his Disability or death , consistent with the level and type of coverage provided to Employee by any of Employer's existing policies.


                  9.       VACATION

                           Employee shall be entitled to an aggregate of four
(4) weeks paid vacation during each year of the Term at time or times reasonably agreeable to both the Employee and the Employer, it being understood that, except as hereinafter provided, any portion of such vacation not taken in such year shall not be available to be taken during any other year. However, up to one week not taken in a particular year may be taken in the next succeeding year in addition to the four (4) weeks.


                  10.      TERMINATION; CHANGE OF CONTROL; DEATH; DISABILITY

                           (a) This Agreement shall only be terminable by the
Employer during the Term for Cause. In the event this Agreement is not renewed or extended at the end of the Term for any reason whatsoever except termination for Cause by the Employer or without Good Reason by the Employee, the Employer shall pay to the Employee as of the end of the Term his accrued but unpaid Base Salary and vacation pay and a cash payment in an amount equal to two (2) times the average of the sum of the Base Salary, plus the additional compensation provided for under Section 6(c) and (d) of this Agreement during the five calendar years prior to such end of the Term.

                           (b) If the Employee becomes physically or mentally
disabled during the Term so that he is unable to perform the services required of him pursuant to this Agreement for a period of six (6) successive months, or an aggregate of six (6) months in any twelve (12) month period, the Employer may give the Employee written notice of its intention to terminate the services of the Employee hereunder. In such event, the Employee's employment with the Employer shall terminate effective on the thirtieth (30th) day after receipt of such notice by the Employee (the "Disability Effective Date") provided the Employee shall not have returned to the performance of the Employee's duties. Subject to the provisions of Section 6(f), in the event the Employee's employment is terminated by the Employer for reasons of disability, the Employer's obligations hereunder shall be (1) to continue the Base Salary (at the rate in effect on the Disability Effective Date) for a period of three (3) years from the Disability Effective Date; (2) to pay all amounts previously deferred

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or accrued under Section 6(c) and the Deferred Compensation Plan and Profit
Sharing Plan, together with any interest accrued thereon) as prescribed by the Employee; (3) to fully vest the Employee in any stock option which has been granted previously to the Employee; and (4) to continue any and all such benefits and insurance policies as required by Section 8 hereof.

                           (c) In the event of the Employee's death during the
Term, the Employer shall pay to his spouse, if he is survived by a spouse, or if not, to the estate of the Employee, (1) the Employee's accrued and unpaid Base Salary (at the rate in effect on the date of death) as of the date of death; and
(2) all amounts previously deferred or accrued under Section 6(c), the Deferred Compensation Plan and Profit Sharing Plan as of the date of death (together with any interest accrued thereon) and not yet paid by the Employer in the manner prescribed by the executor of the Employee's estate. In the event of the Employee's death during the Term, the Employee shall fully vest in any stock option which has been granted previously to the Employee.


                  11.      RESTRICTIVE COVENANTS

                           (a) For a period of two (2) years following
termination of this Agreement by the Employee without Good Reason, the Employee
(i) will not compete with the Employer in the business of the Employer as carried at the time of termination or interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between the Employer and any customer, supplier, lessor or employee of the Employer or any of its subsidiaries; (ii) divulge or use any confidential information the effect of which would be injurious to the Employer without the prior written consent of a duly empowered officer of the Employer; and (iii) will not solicit or employ any person, who was employed by the Employer within six months prior to the termination of Employee's employment, in any business in which Employee has a material interest, direct or indirect, as an officer, partner, shareholder or beneficial owner if the effect thereof would be materially detrimental to the business of Employer, as Employer shall determine in its reasonable discretion.


                  12.      INDEMNIFICATION

                           To the fullest extent permitted by Section 145 of the
General Corporation Law of Delaware, as the same may be amended and supplemented, Employer shall indemnify Employee and hold him harmless from and against any and all of the expenses, liabilities or other matters referred to or in covered by said section (collectively, "Liabilities") if any of such Liabilities are incurred or suffered by Employee as a result of, arising out of or in connection with his employment by the Employer. In addition, as provided in said section, the Employer shall advance expenses, including reasonable attorneys' fees, of Employee. The indemnification and advancement of expenses provided for herein shall continue after

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Employee has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of Employee.


                  13.      BINDING EFFECT

                           This Agreement shall inure to the benefit of and be
binding upon the Employer and its successors and assigns. The Employer will require any successor and assign (whether direct or indirect, by purchase, merger, consolidation or otherwise of all or substantially all of its assets, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place or with or into which the Employer may consolidate or merge. Employee agrees that this Agreement is personal to him and may not be assigned by him otherwise than by will or laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives; and this Agreement shall upon becoming effective supersede the Employment Agreement dated July 1, 1982 as amended which shall be cancelled and of no further force and effect.


                   14.     MISCELLANEOUS

                           (a) If any provision of this Agreement, or portion
thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

                           (b) This Agreement, and all of the rights and
obligations of the parties in connection with the employment relationship established hereby shall be construed and enforced in accordance with the laws of New Jersey applicable to contracts made and fully to be performed therein, and without giving effect to any rules of conflicts of law.

                           (c) All notices, requests, demands, and other
communications provided for hereunder shall be in writing and shall be given or made when (i) delivered personally; (ii) three (3) business days following mailing by first class postage prepaid, registered or certified mail, return receipt requested, to the party to be notified at its or his address set forth herein; or (iii) on the date sent by telecopier, if the addressee has compatible receiving equipment and provided the transmittal is made on a business day during the hours of 9:00 a.m. to 6:00 p.m. of the receiving party and if sent at other times, on the immediately succeeding business day, or (iv) on the first business day immediately succeeding delivery to an express overnight carrier for the next business day delivery.

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                           (d) This Agreement may be executed simultaneously in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party shall deliver such further instruments and take such further action as may be reasonably requested by the other in order to carry out the provisions and purposes of this Agreement. This Agreement represents the entire understanding of the parties with reference to the subject matter hereof and neither this Agreement nor any provisions thereof may be modified, discharged or terminated except by an agreement in writing signed by the party against whom the enforcement of any waiver, charge, discharge or termination is sought. Any waiver by either party or a breach of any provision of this Agreement must be in writing and no waiver of a particular breach shall operate as or be construed as waiver of any subsequent breach thereof.


         IN WITNESSETH WHEREOF, the parties hereto have executed and have caused this Amended and Restated Employment Agreement to be executed as of the day and year first above written.


                                    PVC CONTAINER CORPORATION


                                    By: /s/ John C. D'Avella
                                    --------------------------------------------
                                          John C. D'Avella
                                          Executive Vice President and Secretary



                                    /s/ Phillip L. Friedman
                                    --------------------------------------------
                                    PHILLIP L. FRIEDMAN

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